UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Allspring Utilities and High Income Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: February 28, 2025

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Utilities and High Income Fund (ERH)
Semi-Annual Report
February 28, 2025

Managed Distribution Plan
 Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s
Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

 The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the
MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

 The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

 With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Shareholder Proposals
 Proposals intended to be presented by a Shareholder at the annual meeting of Shareholders to be held in 2025 must be received by the Fund’s Secretary at the Fund’s principal executive office by July 3, 2025 in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting pursuant to Rule 14a-8 under the Exchange
Act. If a Shareholder wishes to present a proposal at the annual meeting of Shareholders to be held in 2025 without having the proposal included in the Fund’s proxy statement, including a proposal to nominate any persons for election to the
Board, such proposal must be delivered to the Fund’s Secretary at the Fund’s principal executive office not earlier than the close of business on July 3, 2025 and not later than the close of business on August 4, 2025. Timely receipt or delivery of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement or presented at the meeting, given that such inclusion and presentation are subject to various conditions and requirements, including those specified by applicable law and by the Fund’s governing documents. The Chair of the meeting may refuse to acknowledge a nomination or other proposal by a Shareholder that is not made in the manner described above.

Notice to Shareholders
 On November 14, 2024, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2025 and ending on December 31, 2025. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the
Fund and subject to applicable legal limitations.

The views expressed and any forward-looking statements are as of February 28, 2025, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Utilities and High Income Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominated below investment grade (high yield) debt.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA, Kent Newcomb, CFA, Michael J. Schueller, CFA, Andy Smith, CFA

Average annual total returns (%) as of February 28, 2025[1]

	6 months	1 year	5 year	10 year
Based on market value	8.73	33.77	5.75	5.73
Based on net asset value (NAV)	6.82	29.22	7.72	6.72
ERH Blended Index (Strategy Benchmark)[2]	5.06	25.16	7.58	8.26
Russell 3000® Index (Regulatory Benchmark)[3]	5.99	17.53	16.12	12.36
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended February 28, 2025, was 2.46% which includes 1.48% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The ERH Blended Index is weighted 70% in the S&P 500 Utilities Index and 30% in the ICE BofA U.S. High Yield Constrained
Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA
U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. Copyright 2025. ICE Data Indices, LLC. All rights reserved. You cannot invest directly in an index.

[3]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of February 28, 2025[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the ERH Blended Index and Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Utilities and High Income Fund | 3

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

4 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 8.73% for the six-month period that ended February 28, 2025. During the same period, the Fund’s return based on net asset value (NAV) was 6.82%. The ERH Blended Index returned 5.06%. Based on its NAV return, the Fund outperformed the ERH Blended Index for the six-month period that ended February 28, 2025.
Utilities performance relative to the S&P 500 Index* reflected broader market volatility. The sector finished the period nearly even.
The Fund’s equity sleeve strategy benchmark, the S&P 500 Utilities Index,** increased more than 5% for the period, trailing the S&P 500 Index by less than 1%. The equity sleeve outperformed its benchmark by more than 1%. Utilities performed well for much of the second half of 2024 as investors rallied behind the theme of increasing electricity demand, turning away for a time from a narrow group of large growth stocks that had led the market higher. Investors also anticipated that lower interest rates could help rate-sensitive sectors, including utilities.

Ten largest holdings (%) as of February 28, 2025[1]
NextEra Energy, Inc.	12.37
Constellation Energy Corp.	6.65
Southern Co.	5.98
Duke Energy Corp.	4.80
DTE Energy Co.	4.44
American Electric Power Co., Inc.	4.35
Sempra	4.26
Public Service Enterprise Group, Inc.	4.14
Atmos Energy Corp.	4.01
CMS Energy Corp.	3.94

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The equity sleeve sold PG&E and AES Corporation.
The equity sleeve managers sold PG&E Corporation (PCG), a California utility, after devastating wildfires ravaged parts of Southern California. These fires were not in PCG’s service territory but reminded investors of the physical dangers as well as the state’s improved but imperfect legal and regulatory system regarding wildfire liability. They also sold The AES Corporation (AES), a leader in renewable power development, on the premise that the Trump administration’s uncertain stance on renewables and related tax credits will continue to dampen investor sentiment. They added to positions on weakness in several utilities that stand to benefit from demand growth.
The Fund did not own Edison International (EIX), a California utility that experienced wildfires in its service territory. EIX, an index stock, significantly underperformed and was the largest contributor to relative performance. The largest detractor from performance was an underweight position in Vistra Corporation (VST). This stock has benefited from the improving outlook for electricity demand and the managers opportunistically added to the position during the period.
The utilities equity outlook is healthy.
A combination of slower economic growth, geopolitical factors including tariffs, and improving demand for electricity could continue to support utilities’ performance given their stable earnings growth. Fundamentals remain strong and the managers continue to expect healthy mid-single-digit percentage earnings and dividend growth going forward. In fact, targeted earnings growth has inched up for some utilities, driven in part by rapid growth in data centers that require significant quantities of electricity. Meanwhile, valuation continues to look attractive. On a price/earnings basis, the S&P 500 Utilities Index recently traded at close to a 25% discount to the S&P 500 Index versus a 15-year average premium of about 7%.
Sector allocation as of February 28, 2025[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Within high income, lower-quality credits outperformed.
Over the past six months, U.S. economic growth has remained resilient, rising 2.5% year over year, while inflation remained at elevated levels with
*
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
**
The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

Allspring Utilities and High Income Fund | 5

Performance highlights (unaudited)
the Core Consumer Price Index (CPI)* unchanged at 3.3% year over year. The Federal Reserve (Fed) cut rates by 100 basis points (bps; 100 bps equal 1.00%) to a target range of 4.25–4.50% but paused its rate-cutting cycle based on the lack of improvement in core inflation and receding labor market risks. Economic fundamentals remain healthy, with the U.S. unemployment rate at 4.0%, real disposable income growth remaining solid, and positive wealth effects stemming from solid home price growth and equity appreciation. Healthy economic fundamentals and Fed cuts have produced accommodative financial conditions in capital markets, allowing the lowest-quality credits to outperform among high yield bonds. The beginning of the second Trump administration has brought greater uncertainty, which has led the market to begin pricing greater growth and inflation risks.
Credit quality as of February 28, 2025[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

The high income sleeve added to telecommunications and financial services while trimming autos and energy.
Security selection, particularly at the bottom end of the credit spectrum, continues to be the focal point of the high income sleeve. During the six-month period that ended in February, we remained about even in yield and spread relative to the ICE BofA U.S. High Yield Constrained Index** and slightly shorter in duration. At the sector level, we increased our allocations to telecommunications and financial services and reduced our exposure to autos and energy. The increased allocation to telecommunications is based on the thesis that certain issuers stand to benefit from rapid expansion of data center capacity. Holdings in financial services include a diverse mix of businesses and company-specific investment theses. We reduced auto holdings, reflecting our concern over Western manufacturers losing share to Chinese manufacturers in electric vehicles and the resulting volume declines stemming from this market shift. Valuation and price attainment led us to reduce the sleeve’s energy holdings.
The previous year’s worst detractors were the two top performers in the six-month period that ended February 28, 2025. Enviva, a wood pellet manufacturer, completed its restructuring and exit financing, unlocking value for debt holders who had supported the company through that process. Multiplan, a data provider to health insurers, completed an out-of-court debt exchange that allowed debt holders to move up the capital structure and let the company extend maturities. The two worst-performing positions were ModivCare and Altice USA. ModivCare’s efforts to restructure its customer contracts weakened its working capital position and cash flow. In Altice USA, relative to the benchmark, our overweight to structurally senior debt and underweight to structurally subordinate debt, which offer better downside protection in the event of a restructuring, underperformed during the six-month period.
Geographic allocation as of February 28, 2025[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The high income outlook is positive overall.
Macroeconomic uncertainty has pushed interest rates and equity markets lower and loosened high yield spreads, allowing some value back into the market, in our view. The trailing 12-month default rate is 1.4%, the ninth consecutive month that default rate has been below 2%. Absent the realization of a tail risk, which could stem from trade or fiscal policy, we believe defaults are unlikely to sharply accelerate. Macroeconomic fundamentals and high yield issuer credit metrics are healthy, although we believe recent weakness in economic data bears monitoring.
Leverage had a positive impact on performance.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of
*
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
**
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2025. ICE Data Indices, LLC. All rights reserved.

6 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)
February 28, 2025, the Fund had 21.1% leverage as a percent of total assets.
Fund distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a managed distribution plan pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s managed distribution plan had no effect on the Fund’s investment strategy during the six months ended February 28, 2025 and is not expected to have such an effect in future periods. If distributions exceed Fund returns, they will cause its NAV per share to erode. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan. For the six months ended February 28, 2025, the Fund’s total distributions were $0.41 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on Form 1099-DIV.

Allspring Utilities and High Income Fund | 7

Portfolio of investments—February 28, 2025 (unaudited)
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 0.20%
Frontier Issuer LLC Series 2024-1 Class C144A	11.16%	6-20-2054	$45,000	$50,932
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37	4-20-2055	105,000	108,062
Ziply Fiber Issuer LLC Series 2024-1A Class C144A	11.17	4-20-2054	60,000	65,065
Total asset-backed securities (Cost $214,659)				224,059

	Shares
Common stocks: 88.65%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Emergence SA†	9	332
Energy: 0.43%
Oil, gas & consumable fuels: 0.43%
Enviva Equity‡†	26,595	482,034
Utilities: 88.20%
Electric utilities: 50.02%
Alliant Energy Corp.	45,424	2,931,211
American Electric Power Co., Inc.	45,214	4,794,945
Constellation Energy Corp.	29,257	7,330,195
Duke Energy Corp.	45,097	5,298,446
Entergy Corp.	47,169	4,118,325
Eversource Energy	22,708	1,430,831
Exelon Corp.	91,413	4,040,455
FirstEnergy Corp.	59,028	2,288,516
NextEra Energy, Inc.	194,311	13,634,803
Southern Co.	73,408	6,591,304
Xcel Energy, Inc.	37,329	2,691,421
		55,150,452
Gas utilities: 4.01%
Atmos Energy Corp.	29,092	4,425,766
Independent power and renewable electricity producers: 3.69%
Vistra Corp.	30,444	4,069,145
Multi-utilities: 27.76%
Ameren Corp.	36,180	3,674,441
CenterPoint Energy, Inc.	103,727	3,566,134
CMS Energy Corp.	59,487	4,345,525
Dominion Energy, Inc.	32,328	1,830,412
DTE Energy Co.	36,603	4,893,821
Public Service Enterprise Group, Inc.	56,248	4,564,525
Sempra	65,547	4,691,199
WEC Energy Group, Inc.	28,511	3,041,839
		30,607,896
The accompanying notes are an integral part of these financial statements.
8 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2025 (unaudited)

	Shares	Value
Water utilities: 2.72%
American Water Works Co., Inc.	22,022	$2,994,331
Investment Companies: 0.02%
Resolute Topco, Inc.‡†	2,068	19,026
Total common stocks (Cost $70,151,747)		97,748,982

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 28.41%
Basic materials: 0.44%
Chemicals: 0.30%
Chemours Co.144A	8.00%	1-15-2033	$145,000	142,933
SCIH Salt Holdings, Inc.144A	6.63	5-1-2029	185,000	183,282
				326,215
Iron/steel: 0.14%
Cleveland-Cliffs, Inc.144A	7.00	3-15-2032	155,000	155,658
Communications: 3.63%
Advertising: 0.60%
Clear Channel Outdoor Holdings, Inc.144A	5.13	8-15-2027	65,000	63,548
Clear Channel Outdoor Holdings, Inc.144A	7.50	6-1-2029	150,000	132,976
Clear Channel Outdoor Holdings, Inc.144A	9.00	9-15-2028	150,000	157,973
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	135,000	126,271
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	170,000	178,587
				659,355
Internet: 0.29%
Arches Buyer, Inc.144A	6.13	12-1-2028	80,000	72,833
Cablevision Lightpath LLC144A	5.63	9-15-2028	130,000	119,986
Match Group Holdings II LLC144A	5.63	2-15-2029	130,000	127,777
				320,596
Media: 1.76%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	345,000	289,203
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	450,000	411,777
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	50,000	44,056
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.00	2-1-2028	25,000	24,385
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.38	6-1-2029	85,000	82,658
CSC Holdings LLC144A	3.38	2-15-2031	285,000	202,621
CSC Holdings LLC144A	4.63	12-1-2030	115,000	61,045
CSC Holdings LLC144A	5.50	4-15-2027	180,000	167,046
DISH DBS Corp.144A	5.75	12-1-2028	90,000	79,834
DISH Network Corp.144A	11.75	11-15-2027	235,000	247,965
Paramount Global (3 Month LIBOR+3.90%)±	6.25	2-28-2057	100,000	96,213
Sirius XM Radio LLC144A	4.13	7-1-2030	260,000	233,517
				1,940,320
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 9

Portfolio of investments—February 28, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Telecommunications: 0.98%
CommScope LLC144A	8.25%	3-1-2027	$105,000	$103,410
EchoStar Corp. (PIK at 6.75%)¥	6.75	11-30-2030	125,000	117,056
Level 3 Financing, Inc.144A	3.63	1-15-2029	130,000	101,371
Level 3 Financing, Inc.144A	3.88	10-15-2030	110,000	86,100
Level 3 Financing, Inc.144A	10.50	4-15-2029	260,000	291,200
Lumen Technologies, Inc.144A	10.00	10-15-2032	98,125	97,973
Viasat, Inc.144A	5.63	4-15-2027	115,000	111,096
Windstream Services LLC/Windstream Escrow Finance Corp.144A	8.25	10-1-2031	165,000	170,573
				1,078,779
Consumer, cyclical: 4.53%
Airlines: 0.17%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.75	4-20-2029	185,000	183,975
Auto parts & equipment: 0.20%
Adient Global Holdings Ltd.144A	7.50	2-15-2033	105,000	105,046
Cooper Tire & Rubber Co. LLC	7.63	3-15-2027	107,000	108,605
				213,651
Entertainment: 1.09%
CCM Merger, Inc.144A	6.38	5-1-2026	430,000	429,886
Churchill Downs, Inc.144A	6.75	5-1-2031	170,000	173,331
Cinemark USA, Inc.144A	7.00	8-1-2032	365,000	373,285
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co.144A	6.63	5-1-2032	220,000	225,386
				1,201,888
Home builders: 0.14%
LGI Homes, Inc.144A	8.75	12-15-2028	150,000	158,502
Housewares: 0.17%
Newell Brands, Inc.	6.38	5-15-2030	190,000	189,394
Leisure time: 0.73%
NCL Corp. Ltd.144A	5.88	2-15-2027	75,000	75,188
NCL Corp. Ltd.144A	6.75	2-1-2032	75,000	76,666
NCL Corp. Ltd.144A	7.75	2-15-2029	50,000	53,188
NCL Corp. Ltd.144A	8.13	1-15-2029	55,000	58,343
Sabre Global, Inc.144A	10.75	11-15-2029	297,000	316,518
Viking Cruises Ltd.144A	7.00	2-15-2029	225,000	227,407
				807,310
Lodging: 0.11%
Genting New York LLC/GENNY Capital, Inc.144A	7.25	10-1-2029	120,000	123,951
Retail: 1.92%
Carvana Co. (PIK at 13.00%)144A¥	9.00	6-1-2030	205,000	217,619
FirstCash, Inc.144A	4.63	9-1-2028	90,000	86,980
FirstCash, Inc.144A	6.88	3-1-2032	215,000	219,720
The accompanying notes are an integral part of these financial statements.
10 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Retail(continued)
Group 1 Automotive, Inc.144A	6.38%	1-15-2030	$105,000	$106,881
Macy’s Retail Holdings LLC144A	5.88	4-1-2029	125,000	122,216
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	240,000	228,938
Michaels Cos., Inc.144A	7.88	5-1-2029	135,000	82,405
PetSmart, Inc./PetSmart Finance Corp.144A	7.75	2-15-2029	260,000	251,590
Saks Global Enterprises LLC144A	11.00	12-15-2029	145,000	133,876
Sally Holdings LLC/Sally Capital, Inc.	6.75	3-1-2032	100,000	101,481
Sonic Automotive, Inc.144A	4.63	11-15-2029	65,000	61,189
Sonic Automotive, Inc.144A	4.88	11-15-2031	155,000	143,767
Staples, Inc.144A	10.75	9-1-2029	105,000	100,276
Victra Holdings LLC/Victra Finance Corp.144A	8.75	9-15-2029	100,000	106,271
Walgreens Boots Alliance, Inc.	8.13	8-15-2029	150,000	151,176
				2,114,385
Consumer, non-cyclical: 3.54%
Commercial services: 1.22%
Allied Universal Holdco LLC144A	7.88	2-15-2031	140,000	144,374
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	110,000	104,191
Block, Inc.144A	6.50	5-15-2032	190,000	193,867
CoreCivic, Inc.	8.25	4-15-2029	315,000	333,929
GEO Group, Inc.	8.63	4-15-2029	200,000	211,720
GEO Group, Inc.	10.25	4-15-2031	135,000	147,914
Sotheby’s/Bidfair Holdings, Inc.144A	5.88	6-1-2029	235,000	214,161
				1,350,156
Food: 0.31%
B&G Foods, Inc.144A	8.00	9-15-2028	235,000	240,133
Performance Food Group, Inc.144A	6.13	9-15-2032	105,000	105,530
				345,663
Healthcare-services: 1.66%
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	145,000	122,904
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	125,000	112,993
CHS/Community Health Systems, Inc.144A	10.88	1-15-2032	80,000	81,838
Concentra Escrow Issuer Corp.144A	6.88	7-15-2032	175,000	181,509
DaVita, Inc.144A	6.88	9-1-2032	340,000	345,384
MPH Acquisition Holdings LLC144A	5.75	12-31-2030	74,180	54,689
MPH Acquisition Holdings LLC (PIK at 0.75%)144A¥	6.75	3-31-2031	173,741	106,121
MPH Acquisition Holdings LLC (PIK at 5.00%)144A¥	11.50	12-31-2030	59,164	53,691
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	155,000	150,046
Star Parent, Inc.144A	9.00	10-1-2030	240,000	251,211
Surgery Center Holdings, Inc.144A	7.25	4-15-2032	95,000	95,027
Tenet Healthcare Corp.	6.75	5-15-2031	265,000	270,373
				1,825,786
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 11

Portfolio of investments—February 28, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 0.35%
AdaptHealth LLC144A	5.13%	3-1-2030	$145,000	$134,828
Endo Finance Holdings, Inc.144A	8.50	4-15-2031	235,000	251,865
				386,693
Energy: 4.67%
Energy-alternate sources: 0.15%
Enviva Partners LP/Enviva Partners Finance Corp.144A♦†	6.50	1-15-2026	635,000	0
TerraForm Power Operating LLC144A	4.75	1-15-2030	175,000	164,599
				164,599
Oil & gas: 1.35%
Aethon United BR LP/Aethon United Finance Corp.144A	7.50	10-1-2029	90,000	92,782
California Resources Corp.144A	8.25	6-15-2029	120,000	123,440
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	235,000	240,793
Encino Acquisition Partners Holdings LLC144A	8.75	5-1-2031	150,000	161,184
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	170,000	161,500
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	4-15-2032	30,000	28,684
Hilcorp Energy I LP/Hilcorp Finance Co.144A	8.38	11-1-2033	100,000	104,495
Kimmeridge Texas Gas LLC144A	8.50	2-15-2030	108,000	110,234
Kraken Oil & Gas Partners LLC144A	7.63	8-15-2029	100,000	98,031
Murphy Oil Corp.	6.00	10-1-2032	110,000	106,693
Nabors Industries Ltd.144A	7.50	1-15-2028	70,000	66,462
Nabors Industries, Inc.144A	8.88	8-15-2031	90,000	81,018
Nabors Industries, Inc.144A	9.13	1-31-2030	110,000	111,847
				1,487,163
Oil & gas services: 0.55%
Archrock Partners LP/Archrock Partners Finance Corp.144A	6.63	9-1-2032	110,000	111,352
Bristow Group, Inc.144A	6.88	3-1-2028	330,000	331,020
Oceaneering International, Inc.	6.00	2-1-2028	170,000	168,472
				610,844
Pipelines: 2.62%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	6.63	2-1-2032	130,000	132,807
Buckeye Partners LP	5.85	11-15-2043	150,000	134,779
Buckeye Partners LP144A	6.88	7-1-2029	90,000	92,310
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	200,000	193,811
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	195,000	207,713
Energy Transfer LP (5 Year Treasury Constant Maturity+4.02%)±	8.00	5-15-2054	40,000	42,532
Energy Transfer LP Series H (5 Year Treasury Constant Maturity+5.69%)ʊ±	6.50	11-15-2026	70,000	70,104
Harvest Midstream I LP144A	7.50	9-1-2028	175,000	178,710
Harvest Midstream I LP144A	7.50	5-15-2032	125,000	131,019
Hess Midstream Operations LP144A	5.50	10-15-2030	80,000	79,005
Hess Midstream Operations LP144A	6.50	6-1-2029	40,000	40,853
Kinetik Holdings LP144A	5.88	6-15-2030	240,000	239,535
Prairie Acquiror LP144A	9.00	8-1-2029	180,000	186,545
Rockies Express Pipeline LLC144A	6.88	4-15-2040	285,000	281,047
The accompanying notes are an integral part of these financial statements.
12 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pipelines(continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00%	12-31-2030	$270,000	$262,029
Venture Global Calcasieu Pass LLC144A	6.25	1-15-2030	100,000	102,322
Venture Global LNG, Inc.144A	8.38	6-1-2031	305,000	317,823
Venture Global LNG, Inc.144A	9.88	2-1-2032	95,000	103,900
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%)144Aʊ±	9.00	9-30-2029	90,000	91,540
				2,888,384
Financial: 4.74%
Banks: 0.18%
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%)ʊ±	3.88	2-18-2026	210,000	204,993
Diversified financial services: 1.88%
Aircastle Ltd. Series A (5 Year Treasury Constant Maturity+4.41%)144Aʊ±	5.25	6-15-2026	190,000	186,912
Encore Capital Group, Inc.144A	9.25	4-1-2029	200,000	212,888
Jane Street Group/JSG Finance, Inc.144A	6.13	11-1-2032	50,000	50,198
Jane Street Group/JSG Finance, Inc.144A	7.13	4-30-2031	125,000	129,687
Jefferies Finance LLC/JFIN Co-Issuer Corp.144A	5.00	8-15-2028	130,000	124,178
Jefferies Finance LLC/JFIN Co-Issuer Corp.144A	6.63	10-15-2031	100,000	99,852
Jefferson Capital Holdings LLC144A	9.50	2-15-2029	105,000	112,189
Nationstar Mortgage Holdings, Inc.144A	6.50	8-1-2029	195,000	196,309
Nationstar Mortgage Holdings, Inc.144A	7.13	2-1-2032	155,000	159,697
Navient Corp.	11.50	3-15-2031	130,000	147,561
OneMain Finance Corp.	7.88	3-15-2030	195,000	205,059
PRA Group, Inc.144A	5.00	10-1-2029	239,000	222,985
United Wholesale Mortgage LLC144A	5.50	4-15-2029	235,000	228,014
				2,075,529
Insurance: 1.05%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer144A	7.38	10-1-2032	320,000	326,608
AmWINS Group, Inc.144A	4.88	6-30-2029	85,000	80,986
AmWINS Group, Inc.144A	6.38	2-15-2029	115,000	116,303
BroadStreet Partners, Inc.144A	5.88	4-15-2029	160,000	156,450
HUB International Ltd.144A	7.25	6-15-2030	30,000	30,981
HUB International Ltd.144A	7.38	1-31-2032	225,000	230,914
Panther Escrow Issuer LLC144A	7.13	6-1-2031	105,000	108,053
USI, Inc.144A	7.50	1-15-2032	100,000	104,576
				1,154,871
Investment Companies: 0.10%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	5.25	5-15-2027	45,000	43,745
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	9.00	6-15-2030	65,000	63,867
				107,612
REITs: 1.53%
Blackstone Mortgage Trust, Inc.144A	7.75	12-1-2029	55,000	57,221
Brandywine Operating Partnership LP	8.88	4-12-2029	190,000	203,610
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 13

Portfolio of investments—February 28, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
REITs(continued)
Iron Mountain, Inc.144A	4.50%	2-15-2031	$185,000	$171,609
Iron Mountain, Inc.144A	5.25	7-15-2030	315,000	304,097
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	7.00	7-15-2031	220,000	228,335
MPT Operating Partnership LP/MPT Finance Corp.144A	8.50	2-15-2032	30,000	30,783
Service Properties Trust	8.38	6-15-2029	70,000	70,782
Service Properties Trust144A	8.63	11-15-2031	275,000	294,563
Starwood Property Trust, Inc.144A	6.50	7-1-2030	125,000	126,816
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC144A	6.00	1-15-2030	60,000	53,959
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC144A	10.50	2-15-2028	139,000	148,415
				1,690,190
Industrial: 3.34%
Aerospace/defense: 0.49%
Spirit AeroSystems, Inc.144A	9.75	11-15-2030	190,000	210,352
TransDigm, Inc.144A	6.63	3-1-2032	325,000	331,170
				541,522
Building materials: 0.93%
Builders FirstSource, Inc.144A	6.38	3-1-2034	150,000	151,823
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	275,000	260,701
CP Atlas Buyer, Inc.144A	7.00	12-1-2028	135,000	118,260
EMRLD Borrower LP/Emerald Co-Issuer, Inc.144A	6.63	12-15-2030	240,000	242,801
JELD-WEN, Inc.144A	7.00	9-1-2032	120,000	108,000
Quikrete Holdings, Inc.144A	6.38	3-1-2032	50,000	50,725
Quikrete Holdings, Inc.144A	6.75	3-1-2033	90,000	91,371
				1,023,681
Electrical components & equipment: 0.34%
Energizer Holdings, Inc.144A	4.38	3-31-2029	165,000	154,484
WESCO Distribution, Inc.144A	6.63	3-15-2032	215,000	219,573
				374,057
Environmental control: 0.12%
Clean Harbors, Inc.144A	6.38	2-1-2031	130,000	131,814
Hand/machine tools: 0.41%
Werner FinCo LP/Werner FinCo, Inc.144A	11.50	6-15-2028	155,000	170,701
Werner FinCo LP/Werner FinCo, Inc. (PIK at 5.75%)144A¥	14.50	10-15-2028	272,994	275,383
				446,084
Machinery-diversified: 0.16%
Chart Industries, Inc.144A	7.50	1-1-2030	95,000	99,257
Chart Industries, Inc.144A	9.50	1-1-2031	75,000	80,595
				179,852
The accompanying notes are an integral part of these financial statements.
14 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Packaging & containers: 0.46%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00%	6-15-2027	$155,000	$154,240
Clydesdale Acquisition Holdings, Inc.144A	6.88	1-15-2030	60,000	61,123
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	100,000	101,520
Mauser Packaging Solutions Holding Co.144A	7.88	4-15-2027	80,000	81,213
Sealed Air Corp./Sealed Air Corp. U.S.144A	7.25	2-15-2031	105,000	109,664
				507,760
Trucking & leasing: 0.43%
AerCap Global Aviation Trust (U.S. SOFR 3 Month+4.56%)144A±	6.50	6-15-2045	105,000	105,192
Fortress Transportation & Infrastructure Investors LLC144A	5.88	4-15-2033	80,000	77,635
Fortress Transportation & Infrastructure Investors LLC144A	7.00	5-1-2031	205,000	210,017
Fortress Transportation & Infrastructure Investors LLC144A	7.00	6-15-2032	80,000	81,864
				474,708
Technology: 1.89%
Computers: 0.41%
Diebold Nixdorf, Inc.144A	7.75	3-31-2030	30,000	31,282
Insight Enterprises, Inc.144A	6.63	5-15-2032	105,000	106,869
McAfee Corp.144A	7.38	2-15-2030	100,000	97,437
Seagate HDD Cayman	8.50	7-15-2031	205,000	220,456
				456,044
Office/business equipment: 0.15%
Zebra Technologies Corp.144A	6.50	6-1-2032	165,000	167,729
Semiconductors: 0.10%
Entegris, Inc.144A	5.95	6-15-2030	110,000	110,214
Software: 1.23%
AthenaHealth Group, Inc.144A	6.50	2-15-2030	275,000	266,815
Cloud Software Group, Inc.144A	6.50	3-31-2029	235,000	231,153
Cloud Software Group, Inc.144A	8.25	6-30-2032	175,000	181,460
Cloud Software Group, Inc.144A	9.00	9-30-2029	305,000	311,718
Ellucian Holdings, Inc.144A	6.50	12-1-2029	70,000	70,442
Rocket Software, Inc.144A	9.00	11-28-2028	170,000	176,102
SS&C Technologies, Inc.144A	6.50	6-1-2032	115,000	117,649
				1,355,339
Utilities: 1.63%
Electric: 1.63%
AES Corp. (5 Year Treasury Constant Maturity+2.89%)±	6.95	7-15-2055	135,000	130,878
AES Corp. (5 Year Treasury Constant Maturity+3.20%)±	7.60	1-15-2055	180,000	183,667
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053	115,000	113,301
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%)±	7.63	12-15-2054	205,000	214,435
Evergy, Inc. (5 Year Treasury Constant Maturity+2.56%)±	6.65	6-1-2055	135,000	134,864
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%)±	7.38	3-15-2055	210,000	207,546
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052	225,000	212,567
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	105,000	106,728
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 15

Portfolio of investments—February 28, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Electric(continued)
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%)144Aʊ±	8.88%	1-15-2029	$110,000	$117,821
Vistra Operations Co. LLC144A	7.75	10-15-2031	160,000	168,936
XPLR Infrastructure Operating Partners LP144A	7.25	1-15-2029	205,000	203,630
				1,794,373
Total corporate bonds and notes (Cost $30,664,205)				31,329,639
Loans: 3.14%
Communications: 0.79%
Internet: 0.12%
Cablevision Lightpath LLC (U.S. SOFR 1 Month+3.25%)±	7.67	11-30-2027	135,000	134,747
Media: 0.35%
CSC Holdings LLC (U.S. SOFR 1 Month+4.50%)±	8.81	1-18-2028	104,619	102,657
DirecTV Financing LLC (U.S. SOFR 3 Month+5.25%)±	9.80	8-2-2029	160,000	158,855
Hubbard Radio LLC (U.S. SOFR 1 Month+4.50%)±	8.82	9-30-2027	171,830	117,597
				379,109
Telecommunications: 0.32%
CommScope, Inc. (U.S. SOFR 1 Month+5.25%)±	9.57	12-17-2029	345,000	352,438
Consumer, cyclical: 1.04%
Airlines: 0.05%
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	8.04	10-20-2027	56,096	56,819
Auto parts & equipment: 0.20%
Clarios Global LP (U.S. SOFR 1 Month+2.75%)±	7.08	1-28-2032	80,000	79,800
First Brands Group LLC (U.S. SOFR 3 Month+5.00%)±	9.55	3-30-2027	143,713	137,605
				217,405
Entertainment: 0.18%
Crown Finance U.S., Inc. (U.S. SOFR 1 Month+5.25%)±	9.56	12-2-2031	200,000	199,300
Housewares: 0.15%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%)±	10.07	10-30-2029	162,838	163,856
Retail: 0.46%
Chinos Intermediate Holding, Inc. (U.S. SOFR 3 Month+6.00%)±	10.29	9-26-2031	135,000	136,124
Great Outdoors Group LLC (U.S. SOFR 1 Month+3.25%)±	7.57	1-16-2032	120,000	120,226
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+3.25%)±	7.84	3-3-2028	185,000	170,374
PetSmart, Inc. (U.S. SOFR 1 Month+3.75%)±	8.17	2-11-2028	84,255	83,803
				510,527
Consumer, non-cyclical: 0.44%
Commercial services: 0.15%
GEO Group, Inc. (U.S. SOFR 1 Month+5.25%)±	9.57	4-13-2029	70,000	71,094
Hertz Corp. (U.S. SOFR 1 Month+3.50%)±	7.94	6-30-2028	115,000	99,635
				170,729
The accompanying notes are an integral part of these financial statements.
16 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Healthcare-services: 0.29%
LifePoint Health, Inc. (U.S. SOFR 3 Month+3.50%)±	7.96%	5-17-2031	$34,913	$33,625
Modivcare, Inc. (U.S. SOFR 3 Month+4.75%)±	9.08	7-1-2031	274,993	218,848
Modivcare, Inc. (U.S. SOFR 3 Month+8.50%)‡±	12.79	1-9-2026	47,065	45,182
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%)±	8.04	12-31-2030	17,913	17,801
				315,456
Energy: 0.06%
Pipelines: 0.06%
Prairie ECI Acquiror LP (U.S. SOFR 1 Month+4.25%)±	8.57	8-1-2029	69,476	70,049
Financial: 0.40%
Diversified financial services: 0.14%
Jane Street Group LLC (U.S. SOFR 3 Month+2.00%)±	6.31	12-15-2031	54,857	54,154
Resolute Investment Managers, Inc. (U.S. SOFR 3 Month+6.50%)±	11.09	4-30-2027	101,369	100,432
				154,586
Insurance: 0.20%
Asurion LLC (U.S. SOFR 1 Month+3.25%)±	7.69	7-31-2027	69,819	69,716
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	9.69	1-31-2028	104,633	102,197
Truist Insurance Holdings LLC (U.S. SOFR 3 Month+4.75%)±	9.08	5-6-2032	47,368	48,032
				219,945
REITs: 0.06%
Blackstone Mortgage Trust, Inc. (U.S. SOFR 1 Month+3.75%)‡±	8.06	12-11-2028	60,000	60,075
Industrial: 0.19%
Building materials: 0.19%
CP Atlas Buyer, Inc. (U.S. SOFR 1 Month+3.75%)±	8.17	11-23-2027	160,000	152,157
Quikrete Holdings, Inc. (U.S. SOFR 3 Month+2.25%)±	6.56	2-10-2032	60,000	59,888
				212,045
Technology: 0.22%
Computers: 0.09%
McAfee LLC (U.S. SOFR 1 Month+3.00%)±	7.31	3-1-2029	105,000	104,633
Software: 0.13%
Genesys Cloud Services, Inc. (U.S. SOFR 1 Month+2.50%)±	6.82	1-30-2032	90,000	89,550
Rocket Software, Inc. (U.S. SOFR 1 Month+4.25%)±	8.57	11-28-2028	49,624	49,748
				139,298
Total loans (Cost $3,571,328)				3,461,017
Yankee corporate bonds and notes: 5.43%
Basic materials: 0.12%
Chemicals: 0.12%
Braskem Netherlands Finance BV144A	4.50	1-31-2030	160,000	136,482
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 17

Portfolio of investments—February 28, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Communications: 1.30%
Internet: 0.39%
Rakuten Group, Inc.144A	9.75%	4-15-2029	$190,000	$208,632
Rakuten Group, Inc. (5 Year Treasury Constant Maturity+4.25%)144Aʊ±	8.13	12-15-2029	215,000	217,151
				425,783
Media: 0.32%
Virgin Media Secured Finance PLC144A	4.50	8-15-2030	250,000	222,373
VZ Secured Financing BV144A	5.00	1-15-2032	145,000	127,816
				350,189
Telecommunications: 0.59%
Altice Financing SA144A	9.63	7-15-2027	65,000	59,357
Altice France SA144A	5.50	10-15-2029	145,000	113,264
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%)±	7.13	4-15-2055	175,000	176,028
Telecom Italia Capital SA	7.20	7-18-2036	125,000	127,428
Zegona Finance PLC144A	8.63	7-15-2029	165,000	175,312
				651,389
Consumer, cyclical: 0.79%
Airlines: 0.49%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	200,000	213,000
Latam Airlines Group SA144A	7.88	4-15-2030	130,000	130,942
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	9.50	6-1-2028	195,000	194,977
				538,919
Entertainment: 0.19%
Banijay Entertainment SASU144A	8.13	5-1-2029	200,000	208,406
Leisure time: 0.11%
Carnival Corp.144A	6.13	2-15-2033	120,000	120,849
Consumer, non-cyclical: 0.66%
Cosmetics/Personal Care: 0.16%
Perrigo Finance Unlimited Co.	6.13	9-30-2032	175,000	175,000
Pharmaceuticals: 0.50%
1375209 BC Ltd.144A	9.00	1-30-2028	65,000	65,242
Bausch Health Cos., Inc.144A	5.25	1-30-2030	160,000	103,307
Bausch Health Cos., Inc.144A	6.13	2-1-2027	125,000	120,469
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	230,000	257,834
				546,852
Energy: 0.88%
Coal: 0.00%
Griffin Coal Mining Co. Pty. Ltd.144A♦†	9.50	12-1-2049	60,913	0
The accompanying notes are an integral part of these financial statements.
18 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil & gas: 0.32%
Baytex Energy Corp.144A	8.50%	4-30-2030	$80,000	$81,903
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	157,561	156,615
Saturn Oil & Gas, Inc.144A	9.63	6-15-2029	114,000	112,123
				350,641
Pipelines: 0.56%
Enbridge, Inc. (5 Year Treasury Constant Maturity+4.42%)±	7.63	1-15-2083	180,000	188,588
Northriver Midstream Finance LP144A	6.75	7-15-2032	210,000	214,362
South Bow Canadian Infrastructure Holdings Ltd. (5 Year Treasury Constant Maturity+3.95%)144A±	7.63	3-1-2055	215,000	220,972
				623,922
Financial: 0.98%
Banks: 0.58%
Banco del Estado de Chile (5 Year Treasury Constant Maturity+3.23%)144Aʊ±	7.95	5-2-2029	120,000	125,436
Banco Santander SA (5 Year Treasury Constant Maturity+5.31%)ʊ±	9.63	11-21-2028	100,000	110,501
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero (5 Year Treasury Constant Maturity+4.66%)144A±	8.45	6-29-2038	80,000	84,304
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	110,000	115,919
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	205,000	198,909
				635,069
Diversified financial services: 0.40%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (5 Year Treasury Constant Maturity+2.72%)±	6.95	3-10-2055	110,000	113,363
GGAM Finance Ltd.144A	5.88	3-15-2030	225,000	223,031
Global Aircraft Leasing Co. Ltd.144A	8.75	9-1-2027	100,000	102,733
				439,127
Industrial: 0.50%
Aerospace/defense: 0.16%
Bombardier, Inc.144A	8.75	11-15-2030	160,000	171,320
Electronics: 0.14%
Sensata Technologies BV144A	5.88	9-1-2030	155,000	152,949
Machinery-diversified: 0.01%
TK Elevator Holdco GmbH144A	7.63	7-15-2028	15,000	15,103
Packaging & containers: 0.19%
Trivium Packaging Finance BV144A	8.50	8-15-2027	215,000	214,682
Utilities: 0.20%
Electric: 0.20%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	235,000	225,115
Total yankee corporate bonds and notes (Cost $5,947,023)				5,981,797
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 19

Portfolio of investments—February 28, 2025 (unaudited)

		Yield	Shares	Value
Short-term investments: 1.95%
Investment companies: 1.95%
Allspring Government Money Market Fund Select Class♠∞		4.29%	2,148,345	$2,148,345
Total short-term investments (Cost $2,148,345)				2,148,345
Total investments in securities (Cost $112,697,307)	127.78%			140,893,839
Other assets and liabilities, net	(27.78)			(30,633,176)
Total net assets	100.00%			$110,260,663

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
‡	Security is valued using significant unobservable inputs.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$911,182	$11,561,327	$(10,324,164)	$0	$0	$2,148,345	2,148,345	$33,421
The accompanying notes are an integral part of these financial statements.
20 | Allspring Utilities and High Income Fund

Statement of assets and liabilities—February 28, 2025 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $110,548,962)	$138,745,494
Investments in affiliated securities, at value (cost $2,148,345)	2,148,345
Cash	15
Receivable for dividends and interest	1,293,881
Prepaid expenses and other assets	4,046
Total assets	142,191,781
Liabilities
Secured borrowing payable	30,000,000
Payable for investments purchased	1,040,981
Dividends payable	678,918
Advisory fee payable	57,929
Payable for Fund shares repurchased	16,328
Trustees’ fees and expenses payable	7,678
Administration fee payable	5,793
Accrued expenses and other liabilities	123,491
Total liabilities	31,931,118
Total net assets	$110,260,663
Net assets consist of
Paid-in capital	$90,954,121
Total distributable earnings	19,306,542
Total net assets	$110,260,663
Net asset value per share
Based on $110,260,663 divided by 8,893,312 shares issued and outstanding (unlimited number of shares authorized)	$12.40
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 21

Statement of operations—six months ended February 28, 2025 (unaudited)
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $29)	$1,646,479
Dividends	1,395,228
Income from affiliated securities	33,421
Total investment income	3,075,128
Expenses
Advisory fee	349,301
Administration fee	34,930
Custody and accounting fees	5,550
Professional fees	87,100
Shareholder report expenses	27,108
Trustees’ fees and expenses	11,708
Transfer agent fees	15,606
Interest expense	814,529
Other fees and expenses	7,356
Total expenses	1,353,188
Net investment income	1,721,940
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(1,031,447)
Net change in unrealized gains (losses) on
Unaffiliated securities	5,950,100
Foreign currency and foreign currency translations	(4,993)
Unfunded loan commitments	(1,004)
Net change in unrealized gains (losses) on investments	5,944,103
Net realized and unrealized gains (losses) on investments	4,912,656
Net increase in net assets resulting from operations	$6,634,596
The accompanying notes are an integral part of these financial statements.
22 | Allspring Utilities and High Income Fund

Statement of changes in net assets
Statement of changes in net assets
	Six months ended February 28, 2025 (unaudited)	Year ended August 31, 2024
Operations
Net investment income	$1,721,940	$3,485,732
Net realized losses on investments	(1,031,447)	(2,351,148)
Net change in unrealized gains (losses) on investments	5,944,103	18,475,920
Net increase in net assets resulting from operations	6,634,596	19,610,504
Distributions to shareholders from
Net investment income and net realized gains	(3,704,912)	(3,454,245)
Tax basis return of capital	0	(3,643,280)
Total distributions to shareholders	(3,704,912)	(7,097,525)
Capital share transactions
Cost of shares repurchased	(1,335,397)	(2,630,124)
Total increase in net assets	1,594,287	9,882,855
Net assets
Beginning of period	108,666,376	98,783,521
End of period	$110,260,663	$108,666,376
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 23

Statement of cash flows—six months ended February 28, 2025 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$6,634,596
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(21,920,082)
Proceeds from the sales of long-term securities	25,515,196
Amortization, net	(103,560)
Purchases and sales of short-term securities, net	(1,453,769)
Decrease in receivable for investments sold	64,211
Decrease in receivable for dividends and interest	60,273
Decrease in prepaid expenses and other assets	433
Increase in payable for investments purchased	958,376
Increase in trustees’ fees and expenses payable	7,131
Decrease in advisory fee payable	(3,705)
Decrease in administration fee payable	(370)
Increase in accrued expenses and other liabilities	75,590
Payments on foreign currency transactions	(4,993)
Net realized losses on unaffiliated securities	1,031,447
Net change in unrealized (gains) losses on unaffiliated securities	(5,950,100)
Net change in unrealized (gains) losses on foreign currency and foreign currency translations	4,993
Net change in unrealized (gains) losses on unfunded loan commitments	1,004
Net cash provided by operating activities	4,916,671
Cash flows from financing activities
Cost of shares repurchased	(1,331,211)
Cash distributions paid	(3,586,196)
Net cash used in financing activities	(4,917,407)
Net decrease in cash	(736)
Cash
Beginning of period	751
End of period	$15
Supplemental cash disclosure
Cash paid for interest	$822,779
The accompanying notes are an integral part of these financial statements.
24 | Allspring Utilities and High Income Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Six months ended February 28, 2025 (unaudited)	Year ended August 31
		2024	2023	2022	2021	2020
Net asset value, beginning of period	$12.05	$10.63	$12.93	$13.31	$12.00	$12.94
Net investment income	0.19 [1]	0.38 [1]	0.40	0.43	0.33	0.37
Net realized and unrealized gains (losses) on investments	0.55	1.78	(1.82)	0.09	1.84	(0.36)
Total from investment operations	0.74	2.16	(1.42)	0.52	2.17	0.01
Distributions to shareholders from
Net investment income	(0.41)	(0.37)	(0.39)	(0.46)	(0.46)	(0.41)
Net realized gains	0.00	0.00	0.00	0.00	(0.11)	(0.04)
Tax basis return of capital	0.00	(0.40)	(0.49)	(0.44)	(0.29)	(0.50)
Total distributions to shareholders	(0.41)	(0.77)	(0.88)	(0.90)	(0.86)	(0.95)
Anti-dilutive effect of shares repurchased	0.02	0.03	0.00	0.00	0.00	0.00
Net asset value, end of period	$12.40	$12.05	$10.63	$12.93	$13.31	$12.00
Market value, end of period	$11.26	$10.75	$9.67	$12.34	$14.71	$12.78
Total return based on net asset value[2]	6.82%	23.00%	(10.79)%	4.02%	18.55%	0.04%
Total return based on market value[2]	8.73%	20.63%	(14.96)%	(10.17)%	23.02%	5.72%
Ratios to average net assets (annualized)
Expenses*	2.46%	2.93%	2.45%	1.25%	1.09%	1.35%
Net investment income	3.13%	3.52%	3.23%	3.34%	3.49%	3.21%
Supplemental data
Portfolio turnover rate	15%	26%	18%	23%	34%	68%
Net assets, end of period (000s omitted)	$110,261	$108,666	$98,784	$120,160	$123,610	$111,277
Borrowings outstanding, end of period (000s omitted)	$30,000	$30,000	$30,000	$30,000	$25,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$4,675	$4,622	$4,293	$5,005	$5,944	$6,058

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended February 28, 2025 (unaudited)	1.48%
Year ended August 31, 2024	1.88%
Year ended August 31, 2023	1.44%
Year ended August 31, 2022	0.32%
Year ended August 31, 2021	0.17%
Year ended August 31, 2020	0.41%

[1]	Calculated based upon average shares outstanding
[2]
Total returns based on net asset value are calculated based on the net asset value at the beginning of the period and at the end of the period. Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total returns do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 25

Notes to financial statements (unaudited)
Notes to financial statements
1.
ORGANIZATION
Allspring Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are
26 | Allspring Utilities and High Income Fund

Notes to financial statements (unaudited)
contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2025, the aggregate cost of all investments for federal income tax purposes was $112,891,423 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$29,993,305
Gross unrealized losses	(1,990,889)
Net unrealized gains	$28,002,416
As of August 31, 2024, the Fund had capital loss carryforwards which consisted of $760,409 in short-term capital losses and $4,393,751 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Utilities and High Income Fund | 27

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$0	$224,059	$0	$224,059
Common stocks
Communication services	0	332	0	332
Energy	0	0	482,034	482,034
Investment Companies	0	0	19,026	19,026
Utilities	97,247,590	0	0	97,247,590
Corporate bonds and notes	0	31,329,639	0	31,329,639
Loans	0	3,355,760	105,257	3,461,017
Yankee corporate bonds and notes	0	5,981,797	0	5,981,797
Short-term investments
Investment companies	2,148,345	0	0	2,148,345
Total assets	$99,395,935	$40,891,587	$606,317	$140,893,839
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balance, beginning of period	Net Purchases	Net Sales/ Settlements	Accrued Discounts (Premiums)	Realized Gains (Losses)	Net Change in Unrealized gains (losses)	Transfers into Level 3	Transfers out of Level 3	Balance, end of period
Investments in:
Common stocks	$9,306	$166,440	$0	$0	$0	$325,314	$0	$0	$501,060
Loans	484,518	105,043	(174,856)	4,953	63,780	(58,902)	0	(319,279)	105,257
	493,824	271,483	(174,856)	4,953	63,780	266,412	0	(319,279)	606,317

Net Change in Unrealized Gains (Losses) on Investments Held at February 28, 2025
Investments in:
Common stocks	$325,314
Loans	1,575
326,889
The investment types categorized above were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
28 | Allspring Utilities and High Income Fund

Notes to financial statements (unaudited)
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the six months ended February 28, 2025.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended February 28, 2025 and year ended August 31, 2024, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended February 28, 2025, the Fund repurchased 121,004 of its shares on the open market at a total cost of $1,335,397 (weighted average price per share of $11.01). The weighted average discount of these repurchased shares was 11.38%. During the year ended August 31, 2024, the Fund repurchased 277,946 of its shares on the open market at a total cost of $2,630,124 (weighted average price per share of $9.46). The weighted average discount of these repurchased shares was 13.05%.
6.
BORROWINGS
The Fund has borrowed $30,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $30,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at February 28, 2025 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended February 28, 2025, the Fund had average borrowings outstanding of $30,000,000 (on an annualized basis) at an average interest rate of 5.48% and recorded interest in the amount of $814,529, which represents 1.48% of its average daily net assets (on an annualized basis).
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 28, 2025 were $20,427,845 and $23,993,681, respectively.
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund invested a concentration of its portfolio in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
February 25,2025	March 13,2025	April 1,2025	$0.07724
March 28,2025	April 11,2025	May 1,2025	0.07849
These distributions are not reflected in the accompanying financial statements.
Allspring Utilities and High Income Fund | 29

Notes to financial statements (unaudited)
11.OPERATING SEGMENTS
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. For the periods presented, the Fund operated as a single operating segment. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenue is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
30 | Allspring Utilities and High Income Fund

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Utilities and High Income Fund | 31

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 91 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32 | Allspring Utilities and High Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019[1]; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation from 2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Utilities and High Income Fund | 33

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
John Kenney (Born 1965)	President, since 2025
President and Chief Executive Officer of Allspring Funds Management, LLC since 2025 and Head of Strategic
Initiatives of Allspring Global Investments since 2022. Prior thereto, Independent Board Member for the Principal
Funds from 2020 to 2022, Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to
2020 for Legg Mason Global Asset Management and Managing Director, Corporate Strategy and Business
Development from 2014 to 2015 for Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal
Department from 2021 to 2023; Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for
Barings LLC from 2015 to 2018; Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34 | Allspring Utilities and High Income Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Utilities and High Income Fund | 35

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Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-03032025-8n0lcelr 04-25
SAR134 02-25

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Utilities and High Income Fund is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2024 to 9/30/2024	24,666	$10.95	24,666	216,600
10/1/2024 to 10/31/24	24,240	11.14	24,240	192,360
11/1/2024 to 11/30/2024	8,251	10.43	8,251	184,109
12/1/2024 to 12/31/2024	20,419	10.84	20,419	163,690
1/1/2025 to 1/31/2025	25,556	10.98	25,556	421,359
2/1/2025 to 2/28/2025	17,872	11.21	17,872	403,487
Total	121,004	$10.93	121,004	403,487

On November 14, 2024, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2025 and ending on December 31, 2025. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Utilities and High Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

(c)	Section 19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Utilities and High Income Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date:	April 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Utilities and High Income Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date:	April 24, 2025

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: April 24, 2025